Exhibit 99.2a


                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106


                                  EXHIBIT 2(a)


ITEM 2.  IDENTITY AND BACKGROUND.

         This statement is being filed by J.P. Morgan Partners (SBIC), LLC (formerly known as Chase Venture Capital Associates, LLC), a Delaware limited liability company (hereinafter referred to as "JPMP (SBIC)"), whose principal business office is located at 1221 Avenue of the Americas, New York, New York 10020. JPMP (SBIC) is engaged in the venture capital and leveraged buyout business. Set forth in Schedule A hereto and incorporated herein by reference are the names, business addresses, occupations and employments of each executive officer and director of JPMP (SBIC).

         JPMP  (SBIC)  is a wholly  owned  subsidiary  of J.P.  Morgan  Partners
(BHCA), L.P. (formerly known as Chase Equity Associates, L.P.), a Delaware limited partnership (hereinafter referred to as "JPMP (BHCA)"), whose principal business office is located at the same address as JPMP (SBIC). JPMP (BHCA) is also engaged in the venture capital and leveraged buyout business. The general partner of JPMP (BHCA) is JPMP Master Fund Manager, L.P. (formerly known as Chase Capital Partners, a New York general partnership), a Delaware limited partnership (hereinafter referred to as "JPMP Master Fund"), whose principal business office is located at the same address as JPMP (SBIC), and is also directly or indirectly (through affiliates) engaged in the venture capital and leveraged buyout business. The general partner of JPMP Master Fund is JPMP Capital Corp. (formerly known as Chase Capital Corporation), a New York corporation (hereinafter referred to as "JPMP Capital Corp."), whose principal business office is located at the same address as JPMP (SBIC), and is also engaged in the venture capital and leveraged buyout business. Set forth in Schedule B hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JPMP Capital Corp.

         JPMP Capital Corp. is a wholly owned subsidiary of J.P. Morgan Chase & Co. (formerly known as The Chase Manhattan Corporation), a Delaware corporation (hereinafter referred to as "JP Morgan Chase") which is engaged (primarily through subsidiaries) in the commercial banking business with its principal office located at 270 Park Avenue, New York, New York 10017. Set forth in Schedule C hereto and incorporated herein by reference are the names, business addresses, principal occupations and employments of each executive officer and director of JP Morgan Chase.









SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106



                                   SCHEDULE A

                        J.P. MORGAN PARTNERS (SBIC), LLC

                              EXECUTIVE OFFICERS(1)

President                                                 Jeffrey C. Walker*
Executive Vice President                                  Mitchell J. Blutt, M.D.*
Executive Vice President                                  Arnold L. Chavkin*
Executive Vice President                                  John M.B. O'Connor*
Managing Director                                         Dr. Dana Beth Ardi
Managing Director                                         Christopher C. Behrens*
Managing Director                                         Julie Casella-Esposito*
Managing Director                                         Rodney A. Ferguson*
Managing Director                                         Cornell P. French*
Managing Director                                         Michael R. Hannon*
Managing Director                                         Alfredo Irigoin*
Managing Director                                         Andrew Kahn*
Managing Director                                         Jonathan R. Lynch*
Managing Director                                         Stephen P. Murray*
Managing Director                                         Timothy Purcell*
Managing Director                                         Faith Rosenfeld*
Managing Director                                         Shahan D. Soghikian*
Managing Director                                         Timothy J. Walsh*
Managing Director                                         Richard D. Waters, Jr.*
Managing Director                                         Damion E. Wicker, M.D.*
Managing Director                                         Eric R. Wilkinson*
Senior Vice President and Assistant Secretary             James Hutter*
Senior Vice President and Assistant Secretary             Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary  Elisa R. Stein*
Vice President and Assistant Secretary                    Richard Madsen*
Vice President and Assistant Secretary                    Puneet Gulati*
Vice President and Assistant Secretary                    Thomas Szymoniak*
Vice President and Assistant Secretary                    Scott Kraemer*
Secretary                                                 Anthony J. Horan**
Assistant Secretary                                       Robert C. Caroll**
Assistant Secretary                                       Denise G. Connors**
Assistant Secretary                                       Euisun Lisa Lee**
Assistant Secretary                                       Timothy Samson**





--------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.


SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106



                                  DIRECTORS(1)

                               Jeffrey C. Walker*

















----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106



                                                                      SCHEDULE B

                               JPMP CAPITAL CORP.

                              EXECUTIVE OFFICERS(1)

President                                                 Jeffrey C. Walker*
Executive Vice President                                  Mitchell J. Blutt, M.D.*
Executive Vice President                                  Arnold L. Chavkin*
Executive Vice President                                  John M.B. O'Connor*
Managing Director                                         Dr. Dana Beth Ardi
Managing Director                                         Christopher C. Behrens*
Managing Director                                         Julie Casella-Esposito*
Managing Director                                         Rodney A. Ferguson*
Managing Director                                         Cornell P. French*
Managing Director                                         Michael R. Hannon*
Managing Director                                         Alfredo Irigoin*
Managing Director                                         Andrew Kahn*
Managing Director                                         Jonathan R. Lynch*
Managing Director                                         Stephen P. Murray*
Managing Director                                         Timothy Purcell*
Managing Director                                         Faith Rosenfeld*
Managing Director                                         Shahan D. Soghikian*
Managing Director                                         Timothy J. Walsh*
Managing Director                                         Richard D. Waters, Jr.*
Managing Director                                         Damion E. Wicker, M.D.*
Managing Director                                         Eric R. Wilkinson*
Senior Vice President and Assistant Secretary             James Hutter*
Senior Vice President and Assistant Secretary             Mounir Nahas*
Senior Vice President, Treasurer and Assistant Secretary  Elisa R. Stein*
Vice President and Assistant Secretary                    Richard Madsen*
Vice President and Assistant Secretary                    Puneet Gulati*
Vice President and Assistant Secretary                    Thomas Szymoniak*
Vice President and Assistant Secretary                    Scott Kraemer*
Secretary                                                 Anthony J. Horan**
Assistant Secretary                                       Robert C. Caroll**
Assistant Secretary                                       Denise G. Connors**
Assistant Secretary                                       Euisun Lisa Lee**
Assistant Secretary                                       Timothy Samson**







----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106






                                  DIRECTORS(1)

                              William B. Harrison**
                               Jeffrey C. Walker*















----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106


                                                                      SCHEDULE C

                             J.P. MORGAN CHASE & CO.

                              EXECUTIVE OFFICERS(1)

Chairman of the Board and Chief Executive Officer                     William B. Harrison Jr.*
Vice Chairman                                                         David A. Coulter*
Vice Chairman                                                         Walter A. Gubert*
Vice Chairman                                                         Thomas B. Ketchum*
Vice Chairman                                                         Donald H. Layton*
Vice Chairman                                                         James B. Lee Jr. *
Vice Chairman                                                         Jeffrey C. Walker**
Vice Chairman; Head of Finance, Risk Management and Administration    Marc J. Shapiro*
Executive Officer                                                     Steven D. Black*
Executive Officer                                                     Donald H. McCree III*
Executive Officer                                                     James I. Staley*
Executive Officer                                                     Don M. Wilson*
Executive Officer                                                     William T. Winters*
Executive Vice President; General Auditor                             William J. Moran*
Executive Vice President; Chief Financial Officer                     Dina Dublon*
Executive Vice President; Head of Market Risk Management              Lesley Daniels Webster*
Chief Credit Officer                                                  Robert S. Strong*
Managing Director                                                     Paul W. Brandow*
Managing Director; Corporate Treasurer                                David B. Edelson*
Managing Director; Head of Credit Risk Policy                         Suzanne Hammett*
Managing Director                                                     Louis M. Morrell*
Managing Director                                                     John Steinhardt*
Managing Director                                                     John Wilmet*
Managing Director                                                     Jorge V. Jasson*
General Counsel                                                       William H. McDavid*
Corporate Secretary                                                   Anthony James Horan*
Senior Vice President; Assistant General Counsel                      Ronald C. Mayer*
Senior Vice President; Chief Compliance Officer                       Gregory S. Meredith*
Director of Human Resources                                           John J. Farrell*
Director of Corporate Marketing and Communications                    Frederick W. Hill*
Controller                                                            Joseph L. Scalfani*
Assistant Corporate Secretary                                         James C. Berry*






----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York New York 10020.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106


                                  DIRECTORS(1)

                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Hans W. Becherer              Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
 Riley P. Bechtel              Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
 Frank A. Bennack, Jr.         President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
 Lawrence A. Bossidy           Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
 M. Anthony Burns              Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida 33166
--------------------------------------------------------------------------------
 H. Laurence Fuller            Retired Co-Chairman
                               BP Amoco p.l.c.
                               1111 Warrenville Road, Suite 25
                               Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter                President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
 William H. Gray, III          President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
 William B. Harrison, Jr.      Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
 Helene L. Kaplan              Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------



----------
(1) Each of whom is a United States citizen except for Messrs. Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)

                                  SCHEDULE 13G


ISSUER: 1-800 Flowers.com, Inc.                             CUSIP NO.: 68243Q106



                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
 NAME                          BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
 Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
 John R. Stafford              Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey  07940
--------------------------------------------------------------------------------
 Lloyd D. Ward                 Chief Executive Officer
                               U.S. Olympic Committee
                               One Olympic Plaza
                               Colorado Springs, CO  80909
--------------------------------------------------------------------------------













SEC 1745 (3-98)